UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2006

THE LGL GROUP, INC.
(Exact Name of Registrant as specified in Charter)

Indiana	1-106	38-1799862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Greenwich Avenue, 4th Floor, Greenwich, CT		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 622-1150

LYNCH CORPORATION
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 20, 2006, the Company announced that Eugene Hynes, Vice President and Principal Financial Officer of the Company, resigned from his position effective July 7, 2006. David L. Rein, the Chief Financial Officer of the Company’s MtronPTI operations since 1979, will be acting as principal financial officer until a permanent replacement can be found.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

THE LGL GROUP, INC.

By:	/s/ John C. Ferrara
John C. Ferrara
Chief Executive Officer

June 23, 2006